Exhibit 99.3

INFRAPOINT Messtechnik GmbH
Ilmenau

Diplom-Finanzwirt                       Bahnhofstr. 21
Friedhelm Schmidt                       98693 Ilmenau
Steuerberater

                                Financial Report

                                      As of

                               September 30, 2002

                           Infrapoint Messtechnik GmbH
                                Ehrenbergstr. 11
                                  98693 Ilmenau

INFRAPOINT Messtechnik GmbH
Ilmenau

                                Table of Contents
                                                                            Page

I.    Mandate and Mandate Completion                                           3
II.   Legal Position                                                           3
III.  Letter of Representation                                                 4
IV.   Balance Sheet                                                            5
V.    Profit- & Loss Statement                                                 5
VI.   Certification                                                            6

                        Appendix to Financial Statements
      Preface                                                                  7
      Balancing & Valuations                                                   7
      Review of Economic Situation                                             7
      Development of Fixed Assets                                              8

A.    Asset & Capital Structure Ratios                                         8
B.    Finance- and Liquidity Ratios                                            8
C.    Profitability Analysis                                                   9
D.    Cash Flow Ratios                                                        10

Definitions

A.   Assets                                                                   11
B.   Equity & Liabilities                                                     11
C.   Crossover to the P & L                                                   12
D.   Details of Success                                                       12

INFRAPOINT Messtechnik GmbH
Ilmenau

I.    Mandate and Mandate Completion

Mandate:

Mr. Rolf Breternitz, general manager of INFRAPOINT Messtechnik GmbH, 98693 Ilmenau, appointed me to prepare the year-end results as of September 30, 2002.

Mandate Completion:

The assignment was completed at the office of Friedhelm Schmidt, tax accountant, in December of 2002, based on the following sources of information:

- bookkeeping records compiled by me

- information gathered at physical inventory count

- other information provided by Infrapoint

Mr. Rolf Breternitz provided all necessary information during this assignment.

II. Legal Position

INFRAPOINT is a limited liability corporation.

Ass operations are based on the corporate resolution dated June 6, 1998.

Primary shareholders are:

Mr. Rolf Breternitz, 07381 Paska (Germany)         Euro 30,677.51 (60%)
Mr. Hermann Schlosser, 61325 Bad Homburg            Euro 20,451.68 (40%)

Original capital contributions have been paid in full.

Mr. Rolf Breternitz was appointed general manager of INFRAPOINT. He is not subject to limitations per Paragraph 181 BGB (German Civil Code).

Corporate objective is the development, manufacturing, and distribution of highly innovated non-touch infrared thermal measuring devices.

The corporations business-year ends on September 3Oth.

Place of business is Ilmenau, Germany. The cororation was entered into the commercial register of the local court of Meiningen, Germany with no. HRB 4633.

INFRAPOINT Messtechnik GmbH
Ilmenau

III. Letter of Representation

     Dipl- Finanzwirt Friedhelm Schmidt
     Steuerberater
     Bahnhofstr. 21
     98693 ILMENAU, Germany

      Financial Statements 2002

As general manager of INFRAPOINT I hereby declare:

I have provided all evidence, documentation and information as requested by you.

To the best of my knowledge, the provided accounting records show all transactions for the business year 2001/2002.

All accounting documents necessary for the balance sheet preparation are complete.

Ilmenau, December 11, 2002


                                                            --------------
                                                            Rolf Breternitz

INFRAPOINT Messtechnik GmbH
Ilmenau

                                IV. Balance Sheet
                      Infra Point Messtechnik GmbH, Ilmenau
                                      as of
                               September 30, 2002

Assets:

A.   Fixed Assets
     I. Immaterial Investments                                 360.00 (euro)
     II. Property Investments                               33,978.00 (euro)
                                                           ----------------
                              Subtotal                      34,338.00 (euro)
                                                           ----------------
B.   Current Assets
     I. Inventory                                          130,894.13 (euro)
     II. Accounts Receivable                                74,424.03 (euro)
     III. Cash-on-Hand and
          Bank Balances                                     53,248.14 (euro)
                                                           ----------------
                              Subtotal                     258,566.30 (euro)
                                                           ----------------

                                                           ----------------
     Total Assets                                          292,904.30 (euro)
                                                           ================

Equity and Liabilities:

A.   Equity
     I. Subscribed Capital                                  51,129.19 (euro)
     II. Retained Earnings                                  22,744.77 (euro)
     III. Current Year Profit                                4,114.83 (euro)
                                                           ----------------
     Subtotal                                               77,988.79 (euro)
                                                           ----------------

                                                           ----------------
B.   Accrued Expenses                                       15,930.77 (euro)
                                                           ----------------

                                                           ----------------
C.   Liabilities                                           198,984.74 (euro)
                                                           ----------------
     - thereof liabilities with
       runtime up to 1 year:
     Euro 198,984.74

                                                           ----------------
Total Equity & Liabilities                                 292,904.30 (euro)
                                                           ================

                          V. Profit- and Loss Statement
                         Infra Point Messtechnik GmbH,
                     Ilmenau Period 10.01.2001 - 09.30.2002

1.   Sales & Other Income                                  561,677.03 (euro)
     Cost of Goods Sold                                    286,518.52 (euro)
                                                           ----------------
     Gross profit                                          275,158.51 (euro)
                                                           ----------------

2.   Personell Expenses
     a) Salaries & Wages               104,125.94 (euro)
     b) Social Security Contribution    22,598.93 (euro)   126,724.87 (euro)
                                       ----------------

3.   Depreciation Expense                                   28,519.75 (euro)

4.   Other Operating Expenses                              111,262.32 (euro)

5.   Interest and Similar Income                               320.95 (euro)

6.   Interest and Similar Expense                            4,855.57 (euro)

                                                           ----------------
7.   Income Before Taxes                                     4,116.95 (euro)
                                                           ----------------

8.   Corporate Income Tax                                        2.12 (euro)

                                                           ----------------
9.   Net Income (Loss)                                       4,114.83 (euro)
                                                           ================

INFRAPOINT Messtechnik GmbH
Ilmenau

      VI. Certification

I compiled the present annual financial statements based on the following sources of information:

      - bookkeeping records of INFRAPOINT Messtechnik GmbH

      - inventory listings provided by INFRAPOINT

      - other information and documentation provided by INFRAPOINT

An audit and assessment of the records regarding correctness was not part of the assignment.

Ilmenau, January 21, 2003

                                                               Diplom-Finanzwirt
                                                               Friedhelm Schmidt
                                                               Stenerberater

INFRAPOINT Messtechnik GmbH
Ilmenau

                      Appendix to the Financial Statements

                           As of September 30th, 2002

Preface:

The balance sheet and review of the economic situation are compiled according to Paragraphs 265 HGB (German Commercial Code), in the version of the Bilanzrichtlinien Gesetz (German Accounting Directives Act) dated December 19, 1985.

Balancing and Valuations:

Fixed Assets are valued at cost of purchase less the estimated annual depreciation. The estimated annual depreciations and useful life of the asset are determined according to current fiscal regulations.

Fiscally approved special depreciation did not apply.

Inventory is valued at cost of purchase of cost of manufacture.

Accounts receivable and other assets are valued at face amount. Accounts payable is valued at the amount of repayment. All items are displayed in detailed listings.

Accruals were made in regards to uncertain accounts payable and identifiable risks.

Review of the Economic Situation:

A turnover of Euro 479,700 was achieved during the current business year, which is an increase of Euro 1,963 over the previous year.

The business situation is fundamentally satisfying.

Serious risks threatening profitability and assets of financial status are not identifiable.

The following financial obligations are not displayed in the balance sheet:
            Rent for office accommodations: Euro 14,316

                                                    Fixed Aset Development
                                                    ----------------------
                                                                                  Resclass-
                             Cost of Purchase       Additions        Deductions   ifications      Accumulated           Value
                                 10.01.2001                                                       Depreciation        09.30.2002
Fixed Assets

I. Immaterial Investments       722.69 (euro)       0.00 (euro)     0.00 (euro)    0.00 (euro)       362.69 (euro)     360.00 (euro)
II. Property Investments    151,859.68 (euro)   4,547.46 (euro)     0.00 (euro)    0.00 (euro)   122,429.14 (euro)  33,978.00 (euro)
                            --------------------------------------------------------------------------------------------------------
Total                       152,582.37 (euro)   4,547.46 (euro)     0.00 (euro)    0.00 (euro)   122,429.14 (euro)  34,338.00 (euro)
                            --------------------------------------------------------------------------------------------------------

                                                  Current Year Value    Prior Year Value
     A. Asset and Capital Structure Ratios

     Fixed Assets                                  34,338.00 (euro)        58,310.29 (euro)
     Total Assets                                 292,904.30 (euro)       254,054.84 (euro)

     Investment Intensity in %                         11.72%                  22.95%

     Total Equity                                   77988.79 (euro)        94,572.60 (euro)
     Total Equity & Liabilities                   292,904.30 (euro)       254,054.84 (euro)

     Equity Portion in %                               26.63%                  31.23%

     Total Liabilities                            214,915.51 (euro)       159,482.24 (euro)
     Total Equity                                  77,988.79 (euro)         94572.60 (euro)

     Degree of Indebtness in %                        275.57%                 168.63%

     B. Finance- and Liquidity Ratios

     Total Equity                                  77,988.79 (euro)        94,572.60 (euro)
     Fixed Assets                                  34,338.00 (euro)        58,310.29 (euro)

     Investment Coverage in %                         227.12%                 162.19%

     Total Liabilities                            214,915.51 (euro)       159,482.24 (euro)
     - Current Assets (Cash)                       53,248.14 (euro)        60,585.97 (euro)
     Net Indebtness                               161,667.37 (euro)         98.89627 (euro)

     Current Assets (Cash)
     + Accounts Receivable                        127,672.17 (euro)        97,070.04 (euro)
     Short-Term Liabilities                       214,915.51 (euro)       159,482.24 (euro)

     Liquidity 2. Degree in %                          59.41%                  60.87%

INFRAPOINT Messtechnik GmbH
Ilmenau

C. Profitability Analysis
                                                                                Current Year Value      Prior Year Value
     Gross Income from Operations                                               475,009.68 (euro)        485,995.10 (euro)
     - Cost of Materials                                                       (246,775.48 (euro))      (261,319.45 (euro))
                                                                                ----------------         ----------------
     Gross Profit                                                               228,234.20 (euro)        224,675.65 (euro)
                                                                                ----------------         ----------------

     - Other Expenses                                                          (266,075.15 (euro))      (228,301.97 (euro))
                                                                                ----------------         ----------------
     = Corporate Success                                                        (37,840.95 (euro))        (3.626.32 (euro))
                                                                                ----------------         ----------------
                                                                                ----------------         ----------------
     = Corporate Result                                                         (37,840.95 (euro))         (3626.32 (euro))
                                                                                ----------------         ----------------
     +  Financial and other neutral Results                                      (4,534.62 (euro))        (4,176.28 (euro))
                                                                                ----------------         ----------------
     = Operating Income                                                         (42,375.57 (euro))        (7,802.60 (euro))
                                                                                ----------------         ----------------

     +  non-operating Results                                                    46,492.52 (euro)         36,072.98 (euro)
     = Income before Taxes                                                        4,116.95 (euro)         28,270.38 (euro)
                                                                                ----------------         ----------------
     - Corporate Income Tax                                                          (2.12 (euro))       (12,886.07 (euro))
                                                                                ----------------         ----------------
     Net Income (Loss)                                                            4,114.83 (euro)         15,384.31 (euro)
                                                                                ================         ================

     Net Income                                                                   4,114.83 (euro)         15,384.31 (euro)
     Total Equity                                                                77,988.79 (euro)         94,572.60 (euro)

     Equity Profitability in %                                                        5.28%                   16.27%

     Earnings before Taxes                                                        4,116.95 (euro)         28,270.38 (euro)
     Total Equity                                                                77,988.79 (euro)         94,572.60 (euro)

     Equity Profitability before Taxes in %                                           5.28%                   29.89%

     Net Income
     +  Interest Expense
     +  Corporate Tax Expense                                                     8,972.52 (euro)         34,603.63 (euro)

     Total Equity                                                               292,904.30 (euro)        254,054.84 (euro)

     Equity Profitability before Interest
     and Taxes in %                                                                   3.06%                   13.62%

     Net Income                                                                   4,114.83 (euro)         15,384.31 (euro)
     Gross Income from Operations                                               475,009.68 (euro)        485,995.10 (euro)

     Sales Profitability in %                                                         0.87%                    3.17%

     Gross Profit                                                               228,234.20 (euro)        224,675.65 (euro)
     Cost of Materials                                                          246,775.48 (euro)        261,319.45 (euro)

     Mark-up in %                                                                    92.49%                   85.98%

     Gross Profit                                                               228,234.20 (euro)        224,675.65 (euro)
     Gross Income from Operations                                               475,009.68 (euro)        485,995.10 (euro)

     Commercial Profitability in %                                                   48.05%                   46.23%

     D. Cash Flow Ratios
                                                                               Current Year Value        Prior Year Value
     Corporate Result                                                           (37,840.95 (euro))        (3,626.32 (euro))
     + Depreciation Expense as included in
       Other costs                                                               28,519.75 (euro)         32,191.42 (euro)
                                                                                ----------------         ----------------
     =  Corporate Cash Flow                                                      (9,321.20 (euro))        28,565.10 (euro)
                                                                                ----------------         ----------------

     Operating Income                                                           (42,375.57 (euro))        (7,802.60 (euro))
     +  Depreciation Expense as included in
        Other costs                                                              28,519.75 (euro)         32,191.42 (euro)
                                                                                ----------------         ----------------
     = Operating Cash Flow                                                      (13,855.82 (euro))        24,388.82 (euro)
                                                                                ----------------         ----------------

     Operating Cash Flow                                                        (13,885.82 (euro))        24,388.82 (euro)
     Total Equity                                                                77,988.79 (euro)         94,572.60 (euro)

     Equity Profitability in regards to Cash Flow                                      0.0%                   25.19%

     Operating Cash Flow                                                        (13,855.82 (euro))        24,388.82 (euro)
                                                                                475,009.68 (euro)        485,995.10 (euro)

     Gross Income from Operations
     Sales Profitability in regards to Cash Flow                                       0.0%                    5.02%

     Net Liabilities                                                            161,667.37 (euro)         98,896.27 (euro)
     Operating Cash Flow                                                        (13,855.82 (euro))        24,388.82 (euro)

     Net Liabilities in Number of Years in
     regards to Cash Flow                                                              0.0%                    4.05

                                                                               Current Year Value        Prior Year Value
Definitions
A.   Assets

     1. Total Assets
     Fixed Assets                                                                34,338.00 (euro)         58,310.29 (euro)
     Current Assets                                                             258,566.30 (euro)        195,744.55 (euro)
                                                                                ----------------         ----------------
     Total Assets                                                               292,904.30 (euro)        254,054.84 (euro)
                                                                                ----------------         ----------------

     2. Fixed Assets
     Immaterial Investments                                                         360.00 (euro)            601.79 (euro)
     Property Investments                                                        33,978.00 (euro)         57,708.50 (euro)
                                                                                ----------------         ----------------
     Total Fixed Assets                                                          34,338.00 (euro)         58,310.29 (euro)
                                                                                ----------------         ----------------

     3. Current Assets
     Inventory                                                                  130,894.13 (euro)         98,674.51 (euro)
     Accounts Receivable                                                         74,424.03 (euro)         36,484.07 (euro)
     Cash                                                                        53,248.14 (euro)         60,585.97 (euro)
                                                                                ----------------         ----------------
     Total Current Assets                                                       258,566.30 (euro)        195,744.55 (euro)
                                                                                ----------------         ----------------

     4. Liquid Assets
     Cash-on-Hand & Bank
                  Balances                                                       53,248.14 (euro)         60,585.97 (euro)
                                                                                ----------------         ----------------
     Total Liquid Assets                                                         53,248.14 (euro)         60,585.97 (euro)
                                                                                ----------------         ----------------

B. Equity & Liabilities

     1.  Equity & Liabilities
     Equity                                                                      77,988.79 (euro)         94,572.60 (euro)
     Liabilities                                                                214,915.51 (euro)        159,482.24 (euro)
                                                                                ----------------         ----------------
     Total Equity & Liabilities                                                 292,904.30 (euro)        254,054.84 (euro)
                                                                                ----------------         ----------------

     2.  Equity
     Subscribed Capital                                                          51,129.19 (euro)         51,129.19 (euro)
     Current Year Profit                                                          4,114.83 (euro)         15,384.29 (euro)
     Retained Earnings                                                           22,744.77 (euro)          7,360.49 (euro)
     Special Provisions/Reserves                                                      0.00 (euro)         20,698.63 (euro)
                                                                                ----------------         ----------------
     Total Equity                                                                77,988.79 (euro)         94,572.60 (euro)
                                                                                ----------------         ----------------
     3.  Liabilities
     Accrued Corporate Income Tax                                                12,607.37 (euro)         13,632.65 (euro)
     Other Accrued Expenses                                                       3,323.40 (euro)          3,323.40 (euro)
     Accounts Payable & Other
     Liabilities (up to one year)                                               198,984.74 (euro)        142,526.19 (euro)

                                                                                ----------------         ----------------
     Total Short-Term Liabilities                                               214,915.51 (euro)        159,482.24 (euro)
                                                                                ----------------         ----------------

                                                                                ----------------         ----------------
     Total Liabilities                                                          214,915.51 (euro)        159,482.24 (euro)
                                                                                ----------------         ----------------

INFRAPOINT Messtechnik GmbH
Ilmenau

                                                                               Current Year Value        Prior Year Value
C.   Crossover to the P & L according
     to the total-cost-method

     Other Corporate Expense according
     to the sales-cost-method                                                   520,805.84 (euro)        484,316.27 (euro)
     Total of the itmized positions                                             ----------------         ----------------
     under the sales-cost-method                                                520,805.84 (euro)        484,316.27 (euro)
                                                                                ----------------         ----------------
     The total sum consists of:
     +  Increase in Inventory - Raw Materials                                         0.00 (euro)         (8,303.81 (euro))
     -  Decrease in Inventory - Raw Materials                                     4,653.96 (euro)              0.00 (euro)
     -  Wares used                                                              249,644.94 (euro)        261,319.45 (euro)
     -  Personell Expenses                                                      126,724.87 (euro)        112,776.36 (euro)
     -  Depreciation                                                             28,519.75 (euro)         35,052.10 (euro)
     -  Other Corporate Expenses
        according to the total-cost-method                                      111,262.32 (euro)         83,472.17 (euro)
                                                                                ----------------         ----------------
                                                                                520,805.84 (euro)        484,316.27 (euro)
                                                                                ----------------         ----------------

D.   Details of Success

     1. Gross Income from Operations
     +  Sales                                                                   479,663.64 (euro)        477,691.29 (euro)
     +  Increase in Finished Goods and                                                0.00 (euro)          8,303.81 (euro)
        Work-in-Progress
     -  Decrease in Finished Goods and                                          (4,653.96 (euro))              0.00 (euro)
        Work-in-Progress
                                                                                ----------------         ----------------
     Total Gross Income from Operations                                         475,009.68 (euro)        485,995.10 (euro)
                                                                                ----------------         ----------------

     2. Cost of Materials
     +  Raw Materials                                                           230,561.65 (euro)        251,797.29 (euro)
     + Outside Services                                                          19,083.29 (euro)          9,522.16 (euro)
     -  Exchange of Nonmonetary Compensation                                     (2,869.46 (euro))             0.00 (euro)
                                                                                ----------------         ----------------
     Total Cost of Materials                                                    246,775.48 (euro)        261,319.45 (euro)
                                                                                ----------------         ----------------
     3. Other Expenses
                                                                                ----------------         ----------------
     + Total Personnel Expenses                                                 126,724.87 (euro)        112,776.36 (euro)
                                                                                ----------------         ----------------
     +  Depreciation on Immaterial Investments
        and Property Investments as well as
        activated Cost of Starting Business                                      28,519.75 (euro)         35,052.10 (euro)
     -  Depreciation according to Tax Law
        (on Property Investments)                                                     0.00 (euro)         (2,860.68 (euro))
                                                                                ----------------         ----------------
     Total Depreciation                                                          28,519.75 (euro)         32,191.42 (euro)
                                                                                ----------------         ----------------
     +  Other Corporate Expenses                                                111,262.32 (euro)         83,472.17 (euro)
     -  Currency Exchange Expense                                                  (431.79 (euro))          (137.98 (euro))
                                                                                ----------------         ----------------
     Total Other Corporate Expense                                              110,830.53 (euro)         83,334.19 (euro)
                                                                                ----------------         ----------------

                                                                                ----------------         ----------------
     Total Other Operating Expenses                                             266,075.15 (euro)        228,301.97 (euro)
                                                                                ================         ================

INFRAPOINT Messtechnik GmbH
Ilmenau

                                                                               Current Year Value        Prior Year Value
     4.Financial & Other Neutral Results
     + Other Interest and Similar Income                                            320.95 (euro)          2,156.97 (euro)
     - Interest and similar Expenses                                              (4855.57 (euro))       (6,333.25 (euro))
                                                                                ----------------         ----------------
     Total Financial Success                                                     (4,534.62 (euro))        (4,176.28 (euro))
                                                                                ----------------         ----------------

                                                                                ----------------         ----------------
     Total Financial & Other Neutral Results                                     (4,534.62 (euro))        (4,176.28 (euro))
                                                                                ----------------         ----------------

     5. Non-operatIng Results
     + Other Corporate Income                                                     49793.77 (euro)         39,071.64 (euro)
     - Offset Nonmonetary Compensation                                           (2,869.46 (euro))             0.00 (euro)
     - Depreciation of Investment Properties
       based on Tax Law                                                               0.00 (euro)         (2,860.68 (euro))
     - Currency Exchange                                                           (431.79 (euro))          (137.98 (euro))
                                                                                ----------------         ----------------
     Total Non-operating Results                                                 46,492.52 (euro)         36,072.98 (euro)
                                                                                ----------------         ----------------